THE SECURITIES EVIDENCED BY THIS PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, AND OTHER FILINGS UNDER ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO PRISM SOFTWARE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION AND OTHER FILINGS ARE NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND THAT THE TRANSACTION COMPLIES WITH THE RULES AND REGULATIONS IN EFFECT HEREUNDER

                                 PROMISSORY NOTE
                                 ---------------

AMOUNT:  $_____________                                        DATE: ___________

         FOR VALUE RECEIVED, the undersigned, PRISM SOFTWARE CORPORATION, a Delaware corporation (the "Company"), promises to pay to _________________ ("Lender"), the principal sum of ____________ ($________ ) (the "Principal Amount"), together with simple interest accruing on the unpaid portion of the Principal Amount from the date hereof until maturity at the annual rate of TEN PERCENT (10%) on the terms and subject to the following conditions:

                  PAYMENT OF PRINCIPAL AND INTEREST. The entire Principal Amount, together with all accrued unpaid interest hereunder, shall be payable from the Company to the Lender on ___________ . Interest-only payments shall be made on ___________,___________,__________ and
         __________ by the Company to the Lender.

                  (a) The Company agrees to notify the Lender in writing of its intent and ability to pay at maturity. The Lender shall be given fifteen (15) days after such notice to elect conversion. The Company may prepay any or all amounts due under this Note at any time without penalty, provided, however, that the Company delivers written notice of such intention to prepay at least thirty (30) days prior to the date of such prepayment, and cooperates with the Lender in the Lenders exercise of Lender's convertibility rights as set forth below, if Lender should exercise such rights.
                  (b) With respect to any notice that the Company gives to the Lender under section 1(a), the Lender shall have fifteen (15) days after the receipt of such notice to elect conversion of the given amount into shares of the Company's Common Stock at $0.05 per share.
                  (c) All payments due and payable from The Company to the Lender under this Note shall be made in lawful currency of the United States of America at _______________________, or such other place as the
                           Lender may from time to time designate in writing.

         2. CONVERSION OF NOTE. The Lender shall have the right, at its option, at any time, to convert, subject to the terms and provisions of this section, all or any unpaid accrued portion of this Note, both principal and interest, into such number of fully paid and non-assessable shares of the Company's Common Stock ("Common Stock") at a conversion price of $0.05 per share; provided, however that the conversion price upon any default of the repayment of principal or of interest on this Note shall be reduced to $0.01 per share.

                  a) NOTICE TO COMPANY. In order to convert all or any portion of the amount outstanding under this Note, such notice shall specify the amount to be converted and the name (s) in which the Lender wishes the certificates for shares of Common Stock to be registered, together with the address or addresses of the person or persons so named.

                  (b) DELIVERY OF CERTIFICATE. As promptly as practicable after the written notice hereinabove provided, the Company shall deliver or caused to be delivered to the Lender, or the Lender's designees, certificates representing the number of fully paid and non-assessable shares of Common Stock into which this
                           Note is entitled to be converted, together with a cash adjustment in respect of any fraction of a share to which Lender shall be entitled, and, if less than the entire face amount of this Note is to be converted, a new Note for the balance of this Note not so converted. So long as any portion of this Note remains unpaid, the Company shall not close its Common Stock transfer books. The issuance of certificates for shares of Common Stock upon a conversion shall be made without charge to the Lender for any tax in respect of the issuance of such certificates (other than any tax if the shares of Common Stock are to be registered in a name different from that of the registered holder of this Note.)

                  (c) FRACTIONAL SHARES. No fractional share of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of this Note, but, in lieu thereof, there shall be paid any amount in cash equal to the amount of the number shares of Common Stock into which such fraction of a share of Common Stock would be otherwise convertible according to the terms of the Common Stock, with any resulting fractions of Common Stock being paid in cash.

                  (d) RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, the full number of whole shares of Common Stock then deliverable upon the conversion of all of this Note. The Company shall take at all times such corporate action as shall be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note in accordance with the provision of this section.

                  (e) RETIREMENT OF NOTES. Any portion of the amount outstanding under this Note converted pursuant to the provision of this section shall be deemed retired, repaid and fully satisfied.

                  (f) PIGGYBACK REGISTRATION. Although shares are "restricted securities" as defined in Rule 144 under the Securities Act of 1933, as amended, and bear a legend indicating their restricted nature, the Lender shall have "piggyback" registration rights with respect to said shares in any registration statement filed by the Company on or prior to December 31, 1999, unless such registration statement is not suitable for the sale of such shares, for example, and not by limitation, the registration of transactions in connection with the Company benefit plans., The Company shall give the Lender written notice of the opportunity to exercise such registration rights at least ten (10) days prior to the effective date of such registration statement.

                  (g) MERGER. In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation, there will be no adjustment of the conversion price, but each Lender of the Notes then outstanding will have the right thereafter to convert such Notes into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sales or conveyance had such Notes been converted immediately prior to the effective date of such events. In the case of a cash merger of the Company into another corporation or any other cash transaction of the type mentioned above, the effect of these provisions would be that the conversion features of the notes would thereafter be limited to converting the Notes at the conversion price in effect at such time into the same amount of cash per Share that such Lender would have received had such Lender converted the Notes into Common Stock immediately prior to the effective date of such cash merger or transaction.


         3. NOTICES. All notices, demands, adjustments or other communications which are required or are permitted to be given hereunder shall be in writing and shall be deemed to have been sufficiently given upon: (i) delivery, if served personally on the party to whom notice is to be given; or (ii) on the date of receipt, refusal or non-delivery indicated on the receipt if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, or by messenger or air courier, in all cases, correctly addressed to the addresses of the parties as follows:

                  IF TO LENDER: _____________________

                           __________________________

                           __________________________

                           __________________________



                  IF TO THE COMPANY:        PRISM SOFTWARE CORPORATION
                                            --------------------------
                                            23696 Birtcher
                                            Lake Forest, Ca 92630
                                            Attention: Edward Daniels, Chief
                                                       Executive Officer

Any party may give written notice of a change of address in accordance with the provisions of this Section and after such notice of change has been received, any subsequent notice shall be given to such party in the manner above described at such new address.

         4. INVESTMENT INTENT. The Lender is acquiring this Note and will acquire the Common Stock issuable hereunder ("Securities") solely for its own account and not directly or indirectly for the account of any other person whatsoever for investment and not with a view to or for sale in connection with any distribution of the Securities and the Lender does not have any reason to anticipate any changes in its circumstances or other particular occasion understanding or arrangement with any other person to sell, transfer or pledge to any person all or any part of the Securities and the Lender has no present plan to enter into any of the same.

         5. SECURITIES HAVE NOT BEEN REGISTERED. The Lender acknowledges that none of the Securities have been registered under the Act or any applicable state securities laws, being issued pursuant to an exemption therefrom and will bear or incorporate by reference the legend set forth at the top of page one of this Note. The Lender further acknowledges that no federal or state agency has passed upon or made any recommendations or endorsements of investment in the Securities.

         6. GOVERNING LAW. The provisions of this Note shall be governed by and construed in accordance with the laws of the State of California without giving effect to principles of conflict of laws.

         7. SUCCESSORS AND ASSIGNS. The terms and conditions contained in this Note shall apply to and bind the heirs, representatives, successors, administrators and assigns of the parties hereto.

         8. ASSIGNMENT. This Note is not assignable without the prior written consent of the other party. Any attempt at such an assignment without such consent shall be void.


         IN WITNESS WHEREOF, the Company has executed this Note in favor of the Lender as of the date first set forth above.


COMPANY
- -------

PRISM SOFTWARE CORPORATION
a Delaware corporation.



________________________________
E. Ted Daniels
Chief Executive Officer


LENDER
- ------
Agreed, Accepted and Acknowledged
By _____________________________
   Lender

Dated __________________________